Exhibit 10.8
AMENDED AND RESTATED EQUITY INTEREST PLEDGE AGREEMENT This AMENDED AND RESTATED EQUITY INTEREST PLEDGE AGREEMENT (this “Agreement”) is made as of this 13th day of November, 2007 by and between Aeropostale, Inc., a Delaware corporation (the “Borrower”), and Bank of America, N.A. (as assignee of Fleet Retail Finance Inc. (“Fleet”) pursuant to that certain Assignment and Acceptance dated as of even date herewith by and between Fleet, as Assignor, and Bank of America, N.A., as Assignee), a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110 (the “Lender”). WHEREAS, the Borrower and the Lender, among others, are party to that certain Second Amended and Restated Loan and Security Agreement dated as of even date herewith (as such may be amended, restated, supplemented or otherwise modified hereafter, the “Credit Agreement”); WHEREAS, the Borrower and Fleet are party to that certain Stock Pledge Agreement dated February 1, 2002 (as the same may have been amended heretofore, the “Original Pledge Agreement”), pursuant to which the Borrower pledged to Fleet its interest in certain shares of capital stock of Aeropostale West, Inc.; WHEREAS, the Borrower is the direct legal and beneficial owner of the issued and outstanding shares of each class of the capital stock of the corporations described on Annex A (individually, an “Issuer” and collectively, the “Issuers”); WHEREAS, the Borrower has entered into the Credit Agreement with the Lender, pursuant to which the Lender, subject to the terms and conditions contained therein, is to make loans or otherwise extend credit to the Borrower; WHEREAS, it is a condition precedent to the Lender’s continuing to make any loans or otherwise extend credit to the Borrower under the Credit Agreement that the Borrower amend and restate the Original Pledge Agreement in its entirety and to execute and deliver to the Lender this Agreement; and WHEREAS, the Borrower wishes to grant pledges and security interests in favor of the Lender as herein provided; NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: §1. Pledge of Stock. Etc. (a) The Borrower hereby pledges, assigns, grants a security interest in, and delivers to the Lender all of the shares of capital stock, limited liability company membership interests and other equity interests of the Issuers of every class or form, as more fully described on Annex A hereto, to be held by the Lender subject to the terms and conditions hereinafter set forth. The certificates for such shares and any other “security certificates” (as defined in the UCC) issued by the Issuers, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Borrower, have been delivered to the Lender. (b) In case the Borrower shall acquire any additional shares of the capital stock, limited liability company membership interests or other equity interests of any Issuer or corporation or other entity which is the successor of any Issuer, or any securities exchangeable for or convertible into shares of such capital stock, limited liability company membership interest or other equity interest of any Issuer, by purchase or otherwise, then -1-

the Borrower shall forthwith deliver to and pledge such stock, limited liability company membership interests or other equity interests to the Lender under this Agreement. The Borrower agrees that the Lender may from time to time attach as Annex A hereto an updated list of the shares of capital stock, limited liability company membership interests or other equity interests at the time pledged with the Lender hereunder. §2. Definitions. All capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement. Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the Uniform Commercial Code of Massachusetts have such defined meanings herein, unless the context otherwise indicated or requires, and the following terms shall have the following meanings: Stock. All shares of capital stock, limited liability company membership interests or other equity interests described in Annex A attached hereto and any additional shares of capital stock, limited liability company membership interests or other equity interests at any time pledged with the Lender hereunder, together with any membership certificates or other “security certificates” (as such term is defined in the UCC) representing such shares of capital stock, limited liability company membership interests or other equity interests. Stock Collateral. The property at any time pledged to the Lender hereunder (whether described herein or not) and all dividends, cash, instruments and other property from time .to time received, receivable or otherwise distributed or distributable, in respect of, or in exchange for any Stock, together with any proceeds of any of the foregoing, but excluding from the definition of “Stock Collateral” any income, increases or proceeds received by the Borrower to the extent expressly permitted by §6. §3. Security for Liabilities. This Agreement and the security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Lender as security for the payment and performance in full of all the Liabilities. §4. Dividends. Liquidation. Recapitalization. Etc. Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, after the occurrence and during the continuation of an Event of Default, be paid over and delivered to the Lender to be applied in reduction of the Liabilities in such order and manner as the Lender determines in its sole discretion. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Lender to be applied in reduction of the Liabilities in such order and manner as the Lender determines in its sole discretion. All sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Borrower shall, until paid or delivered to the Lender, be held in trust for the Lender as security for the payment and performance in full of all of the Liabilities. §5. Warranty of Title; Authority. The Borrower hereby represents and warrants that: (a) the Borrower has good and marketable title to the Stock described in §1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement, (b) the Borrower has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Borrower’s charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Borrower is a party or by which it or any of its property is bound or affected or constitute a default under any of the foregoing, and (c) the information set forth in Annex A hereto relating to the Stock is true, correct and complete in all respects. The Borrower covenants that it will defend the Lender’s rights and security interest in such Stock against the claims and demands of all persons -2-

whomsoever. The Borrower further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Lender hereunder and will likewise defend the Lender’s rights, pledge and security interest thereof and therein. §6. Voting. Etc.. Prior to Maturity. So long as no Event of Default shall have occurred and be continuing, the Borrower shall be entitled to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no vote shall be cast or consent waiver or ratification given by the Borrower if the effect thereof would impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Credit Agreement or any of the other Loan Documents. All such rights of the Borrower to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Lender’s option, as evidenced by the Lender’s notifying the Borrower of such election, cease in case an Event of Default shall have occurred and be continuing. §7. Remedies (a) If an Event of Default shall have occurred and be continuing, the Lender shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Lender deems expedient: (i) if the Lender so elects and gives notice of such election to the Borrower, the Lender may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Lender so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Borrower hereby irrevocably constituting and appointing the Lender the proxy and attorney-in-fact of the Borrower, with full power of substitution, to do so); (ii) the Lender may demand, sue for, collect or make any compromise or settlement the Lender deems suitable in respect of any Stock Collateral; (iii) the Lender may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Lender thinks expedient, all without demand for performance by the Borrower or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law; (iv) the Lender may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees; and (v) the Lender may set off against the Liabilities any and all sums deposited with it or held by it. (b) In the event of any disposition of the Stock Collateral as provided in clause (iii) of §7(a), the Lender shall give to the Borrower at least seven (7) Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Borrower hereby acknowledges that seven (7) Business Days prior written notice of such sale or sales shall be reasonable notice. The Lender may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Borrower, to the fullest extent permitted by law). The Lender may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type -3-

customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Lender may buy at private sale and may make payments thereof by any means. The Lender may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys fees, travel and all other expenses which may be incurred by the Lender in attempting to collect the Liabilities or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Liabilities in such order or preference as the Lender may determine after proper allowance for Liabilities not then due. Only after such applications, and after payment by the Lender of any amount required by §9-615 of the Uniform Commercial Code of the Commonwealth of Massachusetts, need the Lender account to the Borrower for any surplus. To the extent that any of the Liabilities are to be paid or performed by a person other than the Borrower, the Borrower waives and agrees not to assert any rights or privileges which it may have under the Uniform Commercial Code of the Commonwealth of Massachusetts. (c) The Borrower recognizes that the Lender may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Borrower agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Lender agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Borrower agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Borrower’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Lender, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Borrower further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Lender shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11 (a) of the Securities Act. (d) The Borrower further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this §7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended , the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or “Blue Sky” laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Borrower’s expense. The Borrower further agrees that a breach of any of the covenants contained in this §7 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this §7 shall be specifically enforceable against the Borrower and the Borrower hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants. §8. Marshalling. The Lender shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Liabilities or any of them, or to resort to such security or other assurances of payment in any particular order. All of the Lender’s rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Borrower .4.

hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Lender’s rights under this Agreement or under any other instrument evidencing any of the Liabilities or under which any of the Liabilities is outstanding or by which any of the Liabilities is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Borrower hereby irrevocably waives the benefits of all such laws. §9. Borrower’s Liabilities Not Affected. The Liabilities of the Borrower shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Lender of any right, remedy, power or privilege under or in respect of any of the Liabilities or any security thereof (including this Agreement); (b) any amendment to or modification of the Credit Agreement, the other Loan Documents or any of the Liabilities; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Liabilities; or (d) the taking of additional security for, or any other assurances of payment of, any of the Liabilities or the release or discharge or termination of any security or other assurances of payment or performance for any of the Liabilities; whether or not the Borrower shall have notice or knowledge of any of the foregoing. § 10. Transfer. Etc.. by Borrower. Without the prior written consent of the Lender, the Borrower will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement. §11. Further Assurances. The Borrower will do all such acts, and will furnish to the Lender all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Lender may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Lender hereunder, all without any cost or expense to the Lender. If the Lender so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Lender as a financing statement in any recording office in any jurisdiction. §12. Lender’s Exoneration. Under no circumstances shall the Lender be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Stock Collateral and (b) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. The Lender shall not be required to take any action of any kind to collect, preserve or protect its or the Borrower’s rights in the Stock Collateral or against other parties thereto. The Lender’s prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Liabilities . §13. No Waiver. Etc.. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged. No act, failure or delay by the Lender shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Lender of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right o r remedy on a future occasion. The Borrower hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Liabilities or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Credit Agreement). §14. Notices, Etc. All notices, requests and other communications hereunder shall be made in the manner set forth in Article 12 of the Credit Agreement. § 15. Termination. Upon final payment and performance in full of the Liabilities, this Agreement shall terminate and the Lender shall, at the Borrower’s request and expense, return such Stock Collateral in the possession -5-

or control of the Lender as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Lender hereunder. §16. Interest. Until paid, all amounts due and payable by the Borrower hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the rate of interest upon default as set forth in the Credit Agreement. §17. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Borrower agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Borrower by mail at the address specified in Article 12 of the Credit Agreement. The Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court. § 18. Waiver of Jury Trial. THE BORROWER WAIVES ITS RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER OR ANY OTHER PERSON AND THE LENDER (AND THE LENDER LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY). § 19. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Borrower and its respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Borrower acknowledges receipt of a copy of this Agreement. [signature page follows] -6-

IN WITNESS WHEREOF, intending to be legally bound, the Borrower and the Lender have caused this Agreement to be executed as of the date first written above. This agreement shall take effect as a sealed instrument. AEROPOSTALE, INC.
By: Name: Edward M. Slezak Title: Senior Vice President, Secretary, and General Counsel Signature Page to Amended and Restated Equity Interest Pledge Agreement

IN WITNESS WHEREOF, intending to be legally bound, the Borrower and the Lender have caused this Agreement to be executed as of the date first above written. This Agreement shall take effect as a sealed instrument. AEROPOSTALE, INC., as Borrower By: , Name: Michael J. Cunningham Title: Executive Vice President and Chief Financial Officer BANK OF AMERICA, N.A., as Lender Name: Kathleen A. Dimock Title: Managing Director Signature Page to Amended and Restated Equity Interest Pledge Agreement

Each of the undersigned Issuers hereby joins in the above Agreement for the sole purpose of consenting to and being bound by the provisions of §§4 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Lender and the Borrower in carrying out such provisions. AEROPOSTALE WEST, ING., as an Issuer Name: Michael J. Cutmingham Title: Executive Vice President and Chief Financial Officer JIMMY’Z SURF CO., INC., as an Issuer Name: Michael J. Cunningham Title: Executive Vice President and Chief Financial Officer AERO GC MANAGEMENT LLC, as an Issuer Name: Michael J. Cunningham Title: Executive Vice President and Chief Financial Officer
Signature Page to Amended and Restated Equity Interest Pledge Agreement

Annex A None of the Issuers has any authorized, issued or outstanding shares of its capital stock, limited liability company membership interests or other equity interests or any commitments to issue any shares of its capital stock, limited liability company membership interests or other equity interests or any securities convertible into or exchangeable for any shares of its capital stock, limited liability company membership interests or other equity interests except as otherwise stated in this Annex A. Number of Issued Par or Record Class of Number of Authorized and Outstanding Liquidation IssuerOwner Shares Shares Shares Value Aeropostale West, Inc. Aeropostale, Inc. Common 1,000 1,000 $.01 Jimmy’Z Surf Co., Inc. Aeropostale, Inc. Common 200 100 $.01 Aero GC Management Aeropostale, Inc. N/A N/A N/A N/A LLC 1043959.2 Annex A to Amended and Restated Equity Interest Pledge Agreement